UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2006

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                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 0-24020                 61-1321992
 (State or Other Jurisdiction     (Commission            (I.R.S. Employer
       of Incorporation)          File Number)          Identification No.)

  101 Bullitt Lane, Suite 450
     Louisville, Kentucky                                     40222
     (Address of Principal                                  (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                        Section 2 - Financial Information

Item 2.02       Results of Operations and Financial Condition.

                On October 17, 2006, Sypris Solutions, Inc. (the "Company") reported that it is lowering its financial outlook for the third quarter. The Company now expects to report a loss for the third quarter in the range of $0.04 to $0.05 per diluted share compared to prior guidance for earnings of $0.03 to $0.06 per diluted share. Revenue for the third quarter is expected to be in the range of $125 to $127 million, below prior guidance of $138 to $143 million. Free cash flow is expected to be $9 to $11 million, exceeding prior guidance of $0 to $5 million. The full text of the press release is set forth in Exhibit 99 hereto.

                The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                            Section 7 - Regulation FD

Item 7.01       Regulation FD Disclosure.

                On October 17, 2006, Sypris Solutions, Inc. (the "Company") reported that it is lowering its financial outlook for the third quarter. The Company now expects to report a loss for the third quarter in the range of $0.04 to $0.05 per diluted share compared to prior guidance for earnings of $0.03 to $0.06 per diluted share. Revenue for the third quarter is expected to be in the range of $125 to $127 million, below prior guidance of $138 to $143 million. Free cash flow is expected to be $9 to $11 million, exceeding prior guidance of $0 to $5 million. The full text of the press release is set forth in Exhibit 99 hereto.

                The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                  Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit Number        Description of Exhibit
    --------------        ----------------------
    99                    Press release issued October 17, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 17, 2006                  Sypris Solutions, Inc.

                                         By:      /s/ T. Scott Hatton
                                               ---------------------------------

                                               T. Scott Hatton
                                               Vice President and Chief
                                               Financial Officer



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                                INDEX TO EXHIBITS

Exhibit
Number                                 Description
-------                                -----------

  99                    Registrant's press release dated October 17, 2006.